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  EXHIBIT 10.5c THIRD AMENDMENT TO CREDIT AGREEMENT AND PROMISSORY NOTE DATED
         JUNE 30, 1995, BETWEEN THE COMPANY AND FIRST INTERSTATE BANK


            THIRD AMENDMENT TO CREDIT AGREEMENT AND PROMISSORY NOTE


     This Third Amendment to Credit Agreement and Promissory Note ("Third
Amendment") is entered into this 30th day of June, 1995, by and between SOUTHWEST WATER COMPANY, a Delaware corporation (hereinafter referred to as "Borrower") and FIRST INTERSTATE BANK OF CALIFORNIA, a California banking corporation (hereinafter referred to as "Bank"), who for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

     This Third Amendment amends that certain Credit Agreement, dated December
22, 1992, as amended by that certain First Amendment to Credit Agreement and Promissory Note, dated July 29, 1993 ("First Amendment"), and that certain
Second Amendment to Credit Agreement and Promissory Note, dated June 24, 1994
("Second Amendment") (said Credit Agreement, as amended, hereinafter referred to as the "Agreement"), each of which were executed by and between Borrower and Bank.

     This Third Amendment also amends that certain Promissory Note in the original principal amount of $5,000,000, dated December 22, 1992, as later amended by the First Amendment and the Second Amendment (said Promissory Note, as amended, hereinafter referred to as the "Note").

     The parties hereto hereby amend the Agreement and the Note, as indicated
below:
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
  AGREEMENT:

          1.   Page 4, "Maturity Date": delete "June 30, 1995" and replace
                        -------------
               with "June 30, 1996".

          2.   Page 5, "Revolving Commitment": delete "$5,000,000" and
                        --------------------
               replace with "$6,000,000".

          3. Page 21, Paragraph 6.02 (f), subpart (v) is deleted in its entirety and replaced with:

               "(v) Eight Million Five Hundred Thousand Dollars
               ($8,500,000) in other Debt."

       NOTE:

          1. Page 1, Paragraph 1, Line 11: delete "June 30, 1995" and replace with "June 30, 1996".

          2.   Page 1, in the upper left hand corner of the page: delete
               "$5,000,000" and replace with "$6,000,000".

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
          3.   Page 1, Paragraph 1, Line 5: delete "Five Million Dollars
               ($5,000,000)" and replace with " Six Million Dollars
               ($6,000,000)".

  Except as specifically amended in this Third Amendment, or to the extent necessary to be consistent with the provisions of this Third Amendment, the Agreement and Note shall continue in full force and effect and be binding upon Borrower and Bank notwithstanding the execution of and delivery of this Third Amendment.

  IN WITNESS WHEREOF, the parties hereto have duly executed this Third Amendment as of the day and year first hereinabove written.


BORROWER:

SOUTHWEST WATER COMPANY


BY:/s/ANTON C. GARNIER
ITS:DIRECTOR AND PRESIDENT


BY:/s/DIANE CASTELLO PITTS
ITS:CORPORATE CONTROLLER AND TREASURER



BANK:

FIRST INTERSTATE BANK OF CALIFORNIA



BY:/S/RICHARD MADSEN
ITS:VICE PRESIDENT